KRANESHARES TRUST

KraneShares CICC China 5G & Semiconductor Index ETF

(the “Fund”)

Supplement dated November 24, 2020 to the currently effective Statement of Additional

Information (“SAI”) for the Fund

This supplement provides new and additional information beyond that contained in the currently effective SAI for the Fund.

The following changes are made for KraneShares CICC China 5G & Semiconductor Index ETF:

1.	All references to the KraneShares CICC China 5G and Technology Leaders Index ETF (“KFVG”) are replaced with KraneShares CICC China 5G & Semiconductor Index ETF.

2.	The advisory fee disclosed in the “Investment Adviser” section for KraneShares CICC China 5G and Technology Leaders Index ETF is deleted in its entirety and replaced with the following:

KraneShares CICC China 5G & Semiconductor Index ETF	0.78%

3.	The following paragraph is added after the fourth paragraph in the “Investment Adviser” section:

Krane has contractually agreed to waive its management fee by 0.14% of the average daily net assets of KraneShares CICC China 5G & Semiconductor Index ETF. This contractual fee waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.